ABERDEEN FUNDS

     Aberdeen Optimal Allocations Fund: Defensive
Aberdeen Optimal Allocations Fund: Growth
Aberdeen Optimal Allocations Fund: Moderate
Aberdeen Optimal Allocations Fund: Moderate Growth
Aberdeen Optimal Allocations Fund: Specialty

Supplement to the Aberdeen Funds Optimal Allocations Series Prospectus dated June 23, 2008

The following replaces the information under the title “Portfolio Management” located in Section 3-Fund Management:

The Adviser generally uses a team-based approach for management of each Fund. The Funds’ portfolio managers and analysts are all members of the Aberdeen U.S. equity team, led by Shahreza Yusof, Head of U.S. Equities. Information about the Aberdeen U.S. equity team members primarily responsible for managing each Fund is included below.

Richard Fonash and Allison Mortensen are the portfolio managers for the Optimal Allocations Series.

Richard Fonash, CFA® is a Senior Investment Manager for Aberdeen Asset Management Inc. and has managed the Funds since January 2008. Prior to joining Aberdeen in October 2007, he worked with Nationwide Fund Advisors, the Fund’s previous adviser, as Chief Investment Officer from January 2007 to September 2007, Chief Operating Officer – Investments from January 2003 to January 2007, and Director, Investment Administration from May 2000 through December 2002.

Allison Mortensen, CFA® is an Investment Manager with Aberdeen Asset Management Inc. and has managed the Funds since September 2008. Prior to joining Aberdeen in 2007, she worked with Nationwide Fund Advisors, the Fund’s previous adviser. Ms. Mortensen joined the Quantitative Research Team at Nationwide in April 2004, after having spent nine years at Morgan Stanley Investment Management, most recently as Vice President and Director of Quantitative Research.

The statement of additional information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Additional copies of the Prospectus and Statement of Additional Information may be obtained by calling Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED SEPTEMBER 15, 2008

Please keep this supplement for future reference